Exhibit 99.1

ChannelAdvisor Reports First Quarter 2019 Results;
Adjusted EBITDA Significantly Exceeds Guidance
Raising 2019 Adjusted EBITDA Guidance

Research Triangle Park, NC - May 9, 2019 - ChannelAdvisor Corporation (NYSE: ECOM), a leading provider of cloud-based e-commerce solutions that enable brands and retailers to increase global sales, today reported financial results for the quarter ended March 31, 2019.

"First quarter revenues were within our previous guidance range, although variable revenue was somewhat impacted by a more pronounced deceleration in Amazon and eBay GMV growth than we previously anticipated, consistent with their recently reported results for the first quarter," said David Spitz, Chief Executive Officer of ChannelAdvisor. "Despite this, we posted strong Adjusted EBITDA that was substantially better than the high-end of our guidance range, highlighting our solid expense discipline in the quarter. Given the GMV trends we saw in the first quarter, and incorporating the impact of slower sales in the first quarter attributable to a territory change we implemented, we are moderating our full-year revenue outlook. However, we are simultaneously raising our full-year Adjusted EBITDA guidance, demonstrating our commitment to driving margin growth while we continue investing in key strategic priorities."

First Quarter 2019 Financial Results

•
Revenue: Total revenue was $31.6 million for the first quarter 2019, an increase of 0.4% from the year-ago period. Fixed subscription fees were $25.5 million, or 80.6% of total revenue, an increase of 6.2% from the year-ago period. Variable subscription fees were $6.1 million, or 19.4% of total revenue, a decrease of 18.1% from the year-ago period.

•
Gross Profit: GAAP gross profit was $24.0 million, representing a 76.2% gross margin for the first quarter 2019, compared with $24.1 million and 76.6%, respectively, for the year-ago period. Non-GAAP gross profit was $24.4 million, representing a 77.4% non-GAAP gross margin for the first quarter 2019, compared with $24.3 million and 77.3%, respectively, for the year-ago period.

•
Net Loss: GAAP net loss was $(2.3) million for the first quarter 2019, compared with $(3.2) million for the year-ago period. GAAP net loss per share was $(0.08) based on 27.5 million weighted average shares outstanding for the first quarter 2019, compared with $(0.12) and 26.7 million shares then outstanding for the year-ago period. Non-GAAP net income was $1.1 million for the first quarter 2019, or $0.04 per share, compared with non-GAAP net loss of $(0.4) million, or $(0.02) per share, for the year-ago period. For a description of these and other non-GAAP measures included in this press release, including their potential limitations, see “Non-GAAP Financial Measures” below.

•	Adjusted EBITDA: Adjusted EBITDA, a non-GAAP measure, was $2.6 million for the first quarter 2019, compared with $1.0 million for the year-ago period.

Exhibit 99.1

•
Cash: Cash and cash equivalents totaled $48.4 million as of March 31, 2019, compared with $47.2 million as of December 31, 2018. Cash generated from operations was $1.4 million for the three months ended March 31, 2019, compared with $2.0 million for the year-ago period.

Recent Operating Highlights

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Winning with Brands: Continued to expand the customer base and accelerate revenue growth for brands, a key customer segment. Added 50 net new brand customers for the twelve-month period ended March 31, 2019. Brands accounted for 20.0% of the Company’s customer base as of March 31, 2019, compared to 17.7% as of March 31, 2018 and brands revenue growth accelerated to 31.0% on a trailing twelve-month basis as of March 31, 2019, compared to 22.2% for the year-ago period.

•
Launched New Platform User Interface: In April, launched a new user interface aimed at improving the ease of use of the marketplaces platform, serving to support further targeted improvements in customer retention and indirect sales channel efforts.

•
Expanded Supported Marketplaces: Increased the number of marketplace integrations to 133 as of the end of first quarter 2019 from 107 as of the end of the first quarter 2018, including Target+, and partnered with Instagram to support its new marketplace.

•	Average Revenue per Customer (ARPC): ARPC, calculated on a trailing twelve-month basis, was $46,530 for the twelve months ended March 31, 2019, an increase of 5.9% from the year-ago period.

•	Customer Count: Total customer count was 2,774 at the end of the first quarter 2019, compared with 2,855 customers at the end of the first quarter 2018.
Financial Outlook
Based on the information available as of today, ChannelAdvisor is issuing guidance for its second quarter 2019 and updating guidance for the full year 2019 from amounts previously provided on February 13, 2019.

(in millions)	Q2 2019	Full Year 2019 (updated)
Revenue	$31.5 - $32.0	$131.0 - $134.0
Adjusted EBITDA	$1.5 - $2.0	$15.0 - $17.0
Stock-based Compensation Expense	$2.5 - $2.9	$11.5 - $12.5
Weighted Average Shares Outstanding	27.9	28.0
Refer to the "Adjusted EBITDA Guidance Reconciliation" table included with the financial tables at the end of this release for the reconciliation to the most comparable GAAP financial measure.
Conference Call Information

What:	ChannelAdvisor First Quarter 2019 Financial Results Conference Call
When:	Thursday, May 9, 2019
Time:	8:00 a.m. ET
Live Call:	(855) 638-4821, Passcode 8883256, Toll free
(704) 288-0612, Passcode 8883256, Toll
Webcast:	http://ir.channeladvisor.com (live and replay)

Exhibit 99.1

Key Financial and Operating Metrics
Average revenue per customer is revenue for a particular period divided by the average monthly number of customers during the period, which is calculated by taking the sum of the number of customers at the end of each month in the period and dividing by the number of months in the period.
Number of customers includes all customers who subscribe to at least one of our solutions.
Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: non-GAAP net income (loss) and adjusted EBITDA. Non-GAAP net income (loss) excludes non-cash stock-based compensation expense. Adjusted EBITDA excludes depreciation, amortization, income tax expense, net interest expense and stock-based compensation expense.
ChannelAdvisor believes that these non-GAAP measures of financial results provide useful information to management and investors relating to ChannelAdvisor’s financial condition and results of operations. The company’s management uses these non-GAAP measures to compare the company’s performance to that of prior periods for trend analyses, and for budgeting and planning purposes. The company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making.
Management of the company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded in the company’s financial statements. In order to compensate for these limitations, management presents non-GAAP financial measures together with GAAP results. Non-GAAP measures should be considered in addition to results and guidance prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. ChannelAdvisor urges investors to review the reconciliation and not to rely on any single financial measure to evaluate the company’s business. In addition, other companies, including companies in our industry, may calculate similarly named non-GAAP measures differently than we do, which limits their usefulness in comparing our financial results with theirs.
About ChannelAdvisor
ChannelAdvisor (NYSE: ECOM) is a leading e-commerce cloud platform whose mission is to connect and optimize the world’s commerce. For nearly two decades, ChannelAdvisor has helped brands and retailers worldwide improve their online performance by expanding sales channels, connecting with consumers around the world, optimizing their operations for peak performance and providing actionable analytics to improve competitiveness. Thousands of customers depend on ChannelAdvisor to securely power their sales and optimize fulfillment on channels such as Amazon, eBay, Facebook, Google, Walmart and hundreds more. For more information, visit www.channeladvisor.com.
Cautionary Language Concerning Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook and guidance for the second quarter and full year 2019 and expectations regarding our growth and that of the e-commerce industry. These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projection

Exhibit 99.1

s, as well as the current beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond ChannelAdvisor’s control. ChannelAdvisor’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in ChannelAdvisor’s Annual Report on Form 10-K for the year ended December 31, 2018 and its Quarterly Report on Form 10-Q that will be filed for the quarter ended March 31, 2019, as well as other documents that may be filed by the company from time to time with the Securities and Exchange Commission. These documents are available on the ‘SEC Filings’ section of the Investor Relations page of our website at http://ir.channeladvisor.com. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: our reliance for a significant portion of our revenue on sales by our customers on the Amazon and eBay marketplaces and through advertisements on Google; our ability to respond to rapid changes in channel technologies or requirements; our ability to compete successfully against current and future competitors, which could include the channels themselves; our reliance in part on a pricing model under which a portion of the subscription fees we receive from customers is variable, based upon the amount of transaction volume that those customers process through our platform; our reliance on non-redundant data centers and cloud computing providers to deliver our SaaS solutions; the potential that the e-commerce market does not grow, or grows more slowly than we expect, particularly on the channels that our solutions support; challenges and risks associated with our increasing international operations; and security or privacy breaches. The forward-looking statements included in this press release represent ChannelAdvisor’s views as of the date of this press release. ChannelAdvisor undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, these forward-looking statements should not be relied upon as representing ChannelAdvisor’s views as of any date subsequent to the date of this press release.
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Investor Contact:
Traci Mangini
ChannelAdvisor Corporation
traci.mangini@channeladvisor.com
919-228-4886

Media Contact:
Tamara Gibbs
ChannelAdvisor Corporation
tamara.gibbs@channeladvisor.com
919-249-9798

ChannelAdvisor Corporation and Subsidiaries
Condensed Consolidated Balance Sheets
(in thousands, except share and per share data)

	March 31, 2019	December 31, 2018
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$48,416	$47,185
Accounts receivable, net of allowance of $715 and $652 as of March 31, 2019 and December 31, 2018, respectively	22,097	23,436
Prepaid expenses and other current assets	8,986	9,248
Total current assets	79,499	79,869
Operating lease right of use assets	14,102	—
Property and equipment, net	11,253	12,007
Goodwill	23,486	23,486
Intangible assets, net	1,742	1,894
Deferred contract costs, net of current portion	11,586	11,336
Long-term deferred tax assets, net	4,007	4,162
Other assets	958	1,515
Total assets	$146,633	$134,269
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$1,110	$1,598
Accrued expenses	10,203	9,358
Deferred revenue	23,493	24,205
Other current liabilities	6,677	3,569
Total current liabilities	41,483	38,730
Long-term operating leases, net of current portion	13,105	—
Long-term finance leases, net of current portion	1,404	1,404
Lease incentive obligation	—	2,154
Other long-term liabilities	1,196	2,343
Total liabilities	57,188	44,631
Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized, no shares issued and outstanding as of March 31, 2019 and December 31, 2018	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized, 27,850,988 and 27,347,115 shares issued and outstanding as of March 31, 2019 and December 31, 2018, respectively	28	27
Additional paid-in capital	273,607	271,550
Accumulated other comprehensive loss	(1,629)	(1,707)
Accumulated deficit	(182,561)	(180,232)
Total stockholders' equity	89,445	89,638
Total liabilities and stockholders' equity	$146,633	$134,269

ChannelAdvisor Corporation and Subsidiaries
Unaudited Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)

	Three Months Ended March 31,
	2019	2018
Revenue	$31,574	$31,445
Cost of revenue (1) (2)	7,529	7,353
Gross profit	24,045	24,092
Operating expenses (1) (2):
Sales and marketing	14,313	14,890
Research and development	5,333	5,902
General and administrative	6,699	6,451
Total operating expenses	26,345	27,243
Loss from operations	(2,300)	(3,151)
Other income (expense):
Interest income (expense), net	183	125
Other income (expense), net	(20)	(19)
Total other income (expense)	163	106
Loss before income taxes	(2,137)	(3,045)
Income tax expense	192	112
Net loss	$(2,329)	$(3,157)
Net loss per share:
Basic and diluted	$(0.08)	$(0.12)
Weighted average common shares outstanding:
Basic and diluted	27,493,049	26,739,331

(1) Includes stock-based compensation as follows:
Cost of revenue	$385	$217
Sales and marketing	1,036	752
Research and development	730	649
General and administrative	1,247	1,115
	$3,398	$2,733

(2) Includes depreciation and amortization as follows:
Cost of revenue	$923	$877
Sales and marketing	206	220
Research and development	90	98
General and administrative	327	285
	$1,546	$1,480

ChannelAdvisor Corporation and Subsidiaries
Unaudited Condensed Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended March 31,
	2019	2018
Cash flows from operating activities
Net loss	$(2,329)	$(3,157)
Adjustments to reconcile net loss to cash and cash equivalents provided by operating activities:
Depreciation and amortization	1,546	1,480
Bad debt expense	242	189
Stock-based compensation expense	3,398	2,733
Deferred income taxes	189	105
Other items, net	60	(219)
Changes in assets and liabilities:
Accounts receivable	1,231	6,587
Prepaid expenses and other assets	1,525	1,195
Deferred contract costs	(511)	(1,942)
Accounts payable and accrued expenses	(3,092)	(3,660)
Deferred revenue	(839)	(1,339)
Cash and cash equivalents provided by operating activities	1,420	1,972
Cash flows from investing activities
Purchases of property and equipment	(172)	(338)
Payment of internal-use software development costs	(511)	(124)
Cash and cash equivalents used in investing activities	(683)	(462)
Cash flows from financing activities
Repayment of finance leases	(446)	(330)
Proceeds from exercise of stock options	937	159
Payment of statutory tax withholding related to net-share settlement of restricted stock units	—	(14)
Cash and cash equivalents provided by (used in) financing activities	491	(185)
Effect of currency exchange rate changes on cash and cash equivalents	3	2
Net increase in cash and cash equivalents	1,231	1,327
Cash and cash equivalents, beginning of period	47,185	53,422
Cash and cash equivalents, end of period	$48,416	$54,749

Reconciliation of GAAP Gross Profit and GAAP Gross Margin to Non-GAAP Gross Profit and Non-GAAP Gross Margin
(unaudited; dollars in thousands)
	Three Months Ended March 31,
	2019	2018
Revenue	$31,574	$31,445

Gross profit (GAAP)	$24,045	$24,092
Plus: Stock-based compensation expense included within cost of revenue	385	217
Gross profit (Non-GAAP)	$24,430	$24,309
Gross margin (GAAP)	76.2%	76.6%
Gross margin (Non-GAAP)	77.4%	77.3%

Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(unaudited; in thousands)
	Three Months Ended March 31,
	2019	2018
Operating expenses (GAAP)	$26,345	$27,243
Less: Stock-based compensation expense included within operating expenses	3,013	2,516
Operating expenses (Non-GAAP)	$23,332	$24,727

Reconciliation of GAAP Loss from Operations and GAAP Operating Margin to Non-GAAP Income (Loss) from Operations and Non-GAAP Operating Margin
(unaudited; dollars in thousands)
	Three Months Ended March 31,
	2019	2018
Revenue	$31,574	$31,445

Loss from operations (GAAP)	$(2,300)	$(3,151)
Plus: Stock-based compensation expense	3,398	2,733
Income (loss) from operations (Non-GAAP)	$1,098	$(418)
Operating margin (GAAP)	(7.3)%	(10.0)%
Operating margin (Non-GAAP)	3.5%	(1.3)%

Reconciliation of GAAP Net Loss to Non-GAAP Net Income (Loss)
(unaudited; in thousands)
	Three Months Ended March 31,
	2019	2018
Net loss (GAAP)	$(2,329)	$(3,157)
Plus: Stock-based compensation expense	3,398	2,733
Net income (loss) (Non-GAAP)	$1,069	$(424)

Reconciliation of GAAP Net Loss to Adjusted EBITDA
(unaudited; in thousands)
	Three Months Ended March 31,
	2019	2018
Net loss (GAAP)	$(2,329)	$(3,157)
Adjustments:
Interest (income) expense, net	(183)	(125)
Income tax expense	192	112
Depreciation and amortization expense	1,546	1,480
Total adjustments	1,555	1,467
EBITDA	(774)	(1,690)
Stock-based compensation expense	3,398	2,733
Adjusted EBITDA	$2,624	$1,043

Free Cash Flow Reconciliation
(unaudited; in thousands)
	Three Months Ended March 31,
	2019	2018
Cash and cash equivalents provided by operating activities	$1,420	$1,972
Less: Purchases of property and equipment	(172)	(338)
Free cash flow	$1,248	$1,634

Adjusted EBITDA Guidance Reconciliation
(unaudited; in millions)
	Second Quarter 2019		Full Year 2019
	Low	High	Low	High
Net loss (estimate)	$(3.1)	$(1.9)	$(4.0)	$(0.5)
Adjustments (estimates):
Interest (income) expense, net	(0.1)	(0.2)	(0.6)	(0.8)
Income tax expense	0.2	0.1	0.8	0.7
Depreciation and amortization expense	1.6	1.5	6.3	6.1
Total adjustments	1.7	1.4	6.5	6.0
EBITDA	(1.4)	(0.5)	2.5	5.5
Stock-based compensation expense (estimate)	2.9	2.5	12.5	11.5
Adjusted EBITDA guidance	$1.5	$2.0	$15.0	$17.0